                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 12, 2003

                          VOLUME SERVICES AMERICA, INC.
               ---------------------------------------------------
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

          DELAWARE                      333-79419                57-0969174
----------------------------           -----------            ----------------
(STATE OR OTHER JURISDICTION           (COMMISSION            (I.R.S. EMPLOYER
      OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)

201 EAST BROAD STREET, SPARTANBURG, SOUTH CAROLINA                 29306
--------------------------------------------------               ----------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (864) 598-8600

ITEM 5. OTHER EVENTS.

On November 12, 2003, Standard & Poor's Ratings Services ("S&P") published a press release concerning Volume Services America Holdings, Inc. ("VSAH") and Volume Services America, Inc., a wholly owned subsidiary of VSAH ("VSA"). S&P revised its CreditWatch implications on VSA from developing to negative, and assigned its `B-' rating to VSAH's proposed $95.7 million aggregate principal amount of subordinated notes due 2013. S&P also assigned a `B+' corporate credit rating to VSAH. S&P stated in the press release that VSAH's ratings are not on CreditWatch and that the outlook is stable.

S&P stated in the press release that its CreditWatch revision of VSA follows the filing by VSAH of Amendment No. 5 to its Registration Statement on Form S-1, which provided terms to VSAH's proposed initial public offering of Income Deposit Securities ("IDSs"). S&P also stated that upon closing of the proposed offering of IDSs and based on current terms and conditions, it intends to withdraw its ratings on VSA, remove them from CreditWatch and affirm the newly issued `B+' corporate credit and `B-' subordinated debt ratings on VSAH.

S&P stated that the ratings on VSAH reflect VSAH's "improved financial profile that addresses near-term refinancing risk" related to VSA's $75 million revolving credit facility that matures in 2004 and to $114 million outstanding under its term loan that matures in 2006 and that VSAH has somewhat improved its operating performance, despite certain obstacles. S&P cautioned that because the amount and timing of the proposed offering of IDSs is uncertain, if such offering does not occur, VSA's inability to refinance its existing credit facilities may result in a downgrade in the near term.

The ratings of S&P are not a recommendation to buy, sell or hold any securities of VSA or VSAH or their subsidiaries. Such ratings may be subject to revisions or withdrawal by the agency at any time and should be evaluated independently of each other and any other rating that may be assigned to the securities of VSA or VSAH.

Some of the statements which are contained in this Current Report on Form 8-K may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ from the results discussed in the statements. Any such forward-looking statements should be considered in light of such important factors and in conjunction with VSA's Form 10-K and other reports on file with the Securities and Exchange Commission. VSA and VSAH undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VOLUME SERVICES AMERICA, INC.


                                     By: /s/ Lawrence E. Honig
                                         ------------------------------
                                         Name:  Lawrence E. Honig
                                         Title: Chief Executive Officer


Date: November 18, 2003